                               TABLE OF CONTENTS

                                LEASE AGREEMENT
                                ---------------

                                                                          Page
                                                                          ----
ARTICLE 1     DEMISED PREMISES.............................................. 1

ARTICLE 2     TERM.......................................................... 1

ARTICLE 3     RENT.......................................................... 2

ARTICLE 4     SECURITY DEPOSIT.............................................. 2

ARTICLE 5     USE OF DEMISED PREMISES....................................... 3

ARTICLE 6     TAXES AND UTILITY EXPENSES.................................... 3

ARTICLE 7     OPTION TO PURCHASE............................................ 5

ARTICLE 8     IMPROVEMENTS, REPAIRS, ADDITIONS AND REPLACEMENTS............. 9

ARTICLE 9     REQUIREMENTS OF PUBLIC AUTHORITY..............................10

ARTICLE 10    COVENANT AGAINST LIENS........................................10

ARTICLE 11    ASSIGNMENT AND SUBLETTING.....................................11

ARTICLE 12    INDEMNITY.....................................................12

ARTICLE 13    INSURANCE.....................................................13

ARTICLE 14    WAIVER OF SUBROGATION.........................................13

ARTICLE 15    REPAIR AND RESTORATION, DAMAGE OR DESTRUCTION.................14

ARTICLE 16    EMINENT DOMAIN................................................14

ARTICLE 17    MORTGAGES.....................................................16

ARTICLE 18    QUIET ENJOYMENT...............................................16

ARTICLE 19    TERMINATION AND DEFAULT.......................................17

ARTICLE 20  SURVIVAL OF THE OBLIGATIONS OF TENANT.......................18

ARTICLE 21  WAIVERS.....................................................19

ARTICLE 22  BROKER......................................................19

ARTICLE 23  FORCE MAJEURE...............................................19

ARTICLE 24  HOLDING OVER................................................19

ARTICLE 25  NOTICES.....................................................20

ARTICLE 26  ENVIRONMENTAL MATTERS.......................................20

ARTICLE 27  CERTIFICATES................................................24

ARTICLE 28  GOVERNING LAW...............................................24

ARTICLE 29  PARTIAL INVALIDITY..........................................24

ARTICLE 30  SHORT FORM LEASE............................................24

ARTICLE 31  ARBITRATION.................................................25

ARTICLE 32  INTERPRETATION..............................................26

ARTICLE 33  ENTIRE AGREEMENT............................................26

ARTICLE 34  FURTHER ASSURANCES..........................................26

ARTICLE 35  PARTIES.....................................................26

ARTICLE 36  COUNTERPARTS................................................26

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT ("Lease"), made at Cleveland, Ohio as of the 2nd day of July, 1996, by and between FIGGIE PROPERTIES, INC., a Delaware corporation ("Landlord"), and COMMUNICATIONS INSTRUMENTS, INC. dba HARTMAN DIVISION OF CII TECHNOLOGIES, INC., a North Carolina corporation ("Tenant").


                                  WITNESSETH:
                                  -----------

                                   ARTICLE 1
                                   ---------

                               DEMISED PREMISES
                               ----------------

     Landlord hereby leases and lets to Tenant, and Tenant hereby takes and hires from Landlord upon and subject to the terms, conditions, covenants and provisions hereof, the building containing approximately 53,092 square feet of floor space located at the northeast comer of North Main Street and Fifth Street situated in the City of Mansfield, County of Richland and State of Ohio, together with approximately 2.5 acres of land, and more particularly described on Exhibit "A" annexed hereto and made a part hereof, together with any and all improvements, appurtenances, rights, privileges and easements benefiting, belonging or pertaining thereto, and any right, title and interest of Landlord in and to: (i) any public park or the like adjoining said tract, piece or parcel of land; (ii) any land lying in the bed of any street, road or highway (open, proposed, vacated or abandoned), in front of, beside or adjoining said tract, piece or parcel of land; and (iii) the fixtures and items of personal property listed on Exhibit "B" annexed hereto and made a part hereof which are part of the real estate and will remain as the property of Landlord upon the termination of this Lease; subject to easements, conditions, reservations, restrictions and other matters of record listed on Exhibit "C" annexed hereto and made a part hereof (the "Approved Title Exceptions") (all of the foregoing being hereinafter referred to as the "Demised Premises").


                                   ARTICLE 2
                                   ---------

                                     TERM
                                     ----

     2.1. The term of this Lease shall commence on July 2, 1996 ("Commencement Date") and shall continue through June 30, 2006 unless sooner terminated as herein provided (the "Term").

     2.2. The term "Lease Year" as used herein shall mean for (i) the first Lease Year, the period from July 2, 1996 to June 30, 2006 and (ii) for any subsequent Lease Year, the one (1) year period commencing on the date following the expiration of the preceding Lease Year and ending on the anniversary of the last day of the preceding Lease Year.

                                   ARTICLE 3
                                   ---------

                                     RENT
                                     ----

     3.1. During the Term Tenant shall pay Base Annual Rent to Landlord without previous notice or demand which shall be payable in equal monthly installments. Each installment shall be due and payable in advance on the first (1 st) day of each month during the Term.

     3.2. There shall be no Base Annual Rent for the first Lease Year.

     3.3. The Base Annual Rent for each of the Lease Years two through five shall be in the amount of One Hundred Six Thousand One Hundred Eighty-four Dollars ($106,184.00) and shall be due and payable in equal monthly installments of Eight Thousand Eight Hundred Forty-eight Dollars and Sixty-six Cents ($8,848.66) each.

     3.4. The Base Annual Rent for each of the Lease Years six through ten shall be in the amount of One Hundred Fifty-nine Thousand Two Hundred Seventy-six Dollars ($159,276.00) and shall be due and payable in equal monthly installments of Thirteen Thousand Two Hundred Seventy-three Dollars ($13,273.00) each.

     3.5. All Base Annual Rent payable hereunder shall be paid without notice, demand, counterclaim, offset, reduction or abatement and shall be payable at Landlord's address as set forth in Article 25 hereof or at such other address as Landlord may designate. The parties specifically agree that this Lease is a "triple net lease", so that except as may be otherwise specifically provided herein, all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises, including without limitation, all repair, replacement, maintenance, taxes, utilities and insurance, shall be paid by Tenant, without any cost or expense to Landlord, in addition to the Base Annual Rent.

                                   ARTICLE 4
                                   ---------

                               SECURITY DEPOSIT
                               ----------------

     As security for the full and faithful performance of Tenant hereunder, Tenant shall deposit with Landlord, upon the execution hereof the sum of $40,000. Landlord shall have the right, but not the obligation, to use all or any part of such deposit to satisfy any default by Tenant hereunder, and in the event Landlord uses such deposit as aforesaid, Tenant agrees to deliver to Landlord, on demand, an amount equal to the amount so expended by Landlord plus such additional amount (if any) as may be necessary to restore such deposit to its full amount. Tenant shall not be entitled to any interest on the security deposit. Upon the termination of the Term of this Lease (other than by reason of default of Tenant not timely cured) the amount of such deposit remaining shall be returned to the Tenant. In the event of termination of this Lease by reason of default by Tenant, not timely cured, Landlord may apply the security deposit to any damages which Landlord may be entitled pursuant to law and/or the terms of this Lease.

                                   ARTICLE 5
                                   ---------

                            USE OF DEMISED PREMISES
                            -----------------------

     5.1. Tenant shall use and occupy the Demised Premises for manufacturing, merchandising and warehousing activities as well as for offices incidental thereto and for no other purpose. Landlord represents that the Demised Premises can be used as of the Commencement Date for substantially the same purposes for which the Demised Premises are now being used by Hartman Electrical Manufacturing Co. ("Hartman").

     5.2. Tenant shall not do or suffer to occur upon the Demised Premises any act or omission which violates the provision of any easement, condition, limitation, deed or other restriction of record affecting the Demised Premises affecting the Demised Premises.


                                   ARTICLE 6
                                   ---------

                          TAXES AND UTILITY EXPENSES
                          --------------------------

     6.1. (a) Except as provided in 6.1(b), Tenant shall, during the Term of this Lease, as additional rent, pay and discharge punctually as and when the same shall become due and payable, any and all special and general taxes, special and general assessments, and any and all other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, including taxes on the rental hereunder ("Taxes"), and each and every installment thereof which shall or may during the Term of this Lease be charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for or with respect to the Demised Premises or any part hereof, or any buildings, appurtenances, personal property or equipment thereon or therein or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the Federal, State, County and City Governments and of all other governmental authorities whatsoever and all sewer rents and charges for water, steam, heat, gas, hot water, electricity, light and power, and any and all other service or services, furnished to the Demised Premises during the Term of this Lease ("Utility Expenses"). All Utility Expenses being charged to Landlord shall be transferred to Tenant on the Commencement Date and Landlord will cooperate with Tenant to effect same.

          (b) Tenant shall pay, in advance, to Landlord, each month as additional rent, a portion of the Taxes which amount shall be determined by the following formula:

             Monthly payment = 1. I X (Most current annual real estate tax bill)
                               -------------------------------------------------
                                                    12

     For example, if the most current annual tax bill was $1,000.00, the monthly real estate tax payment would be (1.1 X $ 1,000.00) divided by 12, which equals monthly real estate payments of $91.70. To the extent funds have been received by Landlord from Tenant for Taxes, the Landlord shall cause the semi-annual tax payments to be paid. The amount paid by Tenant will be credited against the actual amount of the real estate taxes paid upon receipt by Landlord of the annual real estate tax bill. If the amount of the actual tax bill exceeds the amount paid by Tenant, Tenant shall immediately upon demand by Landlord, pay to Landlord an amount equal to the difference between the actual tax bill and the amount paid by Tenant. If the amount paid by Tenant exceeds the amount of the actual tax bill, the amount of the overpayment paid by Tenant to Landlord will be credited against the next monthly real estate tax payment due from Tenant.

          (c) To the extent that the same may be permitted by law, Tenant shall have the right to apply for the conversion of any assessment for local improvements assessed during the Term of this Lease in order to cause the same to be payable in lawful installments, and upon such conversion Tenant shall punctually pay and discharge said installments as they shall become due and payable during the Term of this Lease. Landlord agrees to permit the application for the foregoing conversion to be filed in Landlord' name, if necessary, and, without cost to Landlord, Landlord shall execute any and all documents reasonably requested by Tenant to accomplish the foregoing result.

          (d) Landlord shall pay the Taxes levied or assessed, laid and imposed payable for the second half of 1995 as and when the same are due and payable and Tenant shall pay any and all Taxes due and payable thereafter.

          (e) Tenant shall be deemed to have complied with the covenants of this
     Article if payment of such Taxes shall have been made either within any period allowed by law or by the governmental authority imposing the same during which payment is permitted without penalty or interest or before the same shall become a lien upon the Demised Premises, whichever is later, and Tenant shall produce and exhibit to Landlord evidence of such payment, if Landlord shall demand the same in writing, and Tenant shall defend, indemnify and hold harmless Landlord from and against any and all Taxes, penalties and/or interest.

     6.2. All Taxes, including assessments which have been converted into installments as set forth in the preceding paragraph 6.1, which shall become payable during each of the calendar or fiscal tax years, as the case may be, in which the Term of this Lease terminates, shall be apportioned pro rata between Landlord and Tenant in accordance with the respective portions of such year during which the Term hereof shall terminate so that, for example, if the Lease terminates on June 30, 2006 then Tenant shall bear the Taxes payable for the last half of 2005 and the first half of 2006 and upon said termination, Tenant shall be entitled to a credit and Landlord shall be charged an amount equal to the amount of real estate taxes and assessments, both general and special, paid by Tenant for the first half of 1996.

     6.3. (a) Tenant shall have the right to contest or review all Taxes by legal proceedings, or in such other manner as it may deem suitable (which, if instituted, Tenant shall conduct promptly at its own cost and expense, and free of any expense to Landlord, and, if necessary, in the name of and with the cooperation of Landlord; and Landlord shall execute all documents necessary to accomplish the foregoing). Notwithstanding the foregoing, Tenant shall promptly pay all Taxes if at any time the Demised Premises or any part thereof shall then be immediately subject to forfeiture, or if Landlord shall be subject to any criminal penalty or liability, arising out of the nonpayment thereof.

          (b) The legal proceedings referred to in the preceding subparagraph
     6.3 (a) shall include appropriate administrative and court proceedings and appeals from orders therein and appeals from any judgments, decrees or orders. In the event of any reduction, cancellation or discharge, Tenant shall pay the amount finally levied or assessed against the Demised Premises or adjudicated to be due and payable on any such contested Taxes.

     6.4. Landlord covenants and agrees that if there shall be any refunds or rebates on account of the Taxes paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant. Any such refunds received by Landlord shall be deemed trust funds and as such are to be received by Landlord in trust and paid to Tenant forthwith. If there shall be any refunds or rebates on account of the Taxes paid by Landlord under paragraph 6.1 (c) of this Lease, or otherwise, such refund or rebate shall belong to Landlord and any such refunds received by Tenant shall be deemed trust funds and as such are to be received by Tenant in trust and paid to Landlord forthwith.

     6.5. Nothing herein or in this Lease otherwise contained shall be construed to require Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, income, sales, profit or other taxes that are or may be imposed upon Landlord, its successors or assigns, provided that if and to the extent any such taxes shall be imposed upon Tenant in reduction of or in substitution for any other taxes payable by Tenant under this Lease, Tenant shall also pay such substituted taxes as herein provided.


                                   ARTICLE 7
                                   ---------

                              OPTION TO PURCHASE
                              ------------------

     7.1. Provided Tenant is not in default of performance under this Lease beyond any applicable grace period, if any, at the time when Tenant elects to exercise the option to purchase the Demised Premises, herein granted, Tenant shall have the exclusive right, privilege and option to purchase ("option") the Demised Premises at the purchase price and during those parts of the Term herein set forth.

     7.2. The option shall be exercisable at any time during the Term, but in any event no later than 90 days prior to the expiration of the Term hereof. The option shall be exercisable only by written notice from Tenant, to be delivered personally, or by certified or registered mail, to Landlord. If delivery is by certified mail, the option shall be deemed to have been timely exercised if the notice thereof is posted no later than midnight of the last day on which the option is exercisable. If the last day of the option period shall fall on a Saturday, Sunday, or legal holiday, then the option period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

     7.3. The purchase price ("Purchase Price") for the Demised Premises shall be the sum of Five Hundred Thousand Dollars ($500,000.00) if the option is exercised prior to the end of the third Lease Year. If the option is exercised after the end of the third Lease Year, the Purchase Price shall be the Fair Market Value of the Demised Premises, determined by appraisal, as hereinafter provided.

     7.4. In the event the option is appropriately and timely exercised, all documents pertaining to the purchase of the Demised Premises shall be deposited in escrow with Chicago Title Insurance Company, Cleveland, Ohio or such other bank or title company in Cleveland, Ohio as Tenant may designate, as escrow agent, ("Escrow Agent"), on or before the Closing hereinafter defined. All funds pertaining to the purchase of the Demised Premises shall be deposited in escrow by Closing. Closing of said transaction shall take place, provided all the terms and conditions of this Article 7 have been completed as provided for in this Article 7, sixty (60) days after the date of the exercise of the option or on such earlier or later date as Tenant and Landlord may mutually agree. The term "Closing" means the date upon which the Purchase Price shall be paid to Landlord and the deed conveying title to the Demised Premises recorded.

     7.5. The Purchase Price shall be payable either in cash or, by wire transfer of good funds.

     7.6. This Article shall serve as escrow instructions, subject to the Escrow Agent's usual conditions of acceptance where not contrary to any of the terms hereof. The Escrow Agent is hereby authorized to close the transaction and make all prorations and allocations which, in accordance with this Article, are to be made between the parties hereto.

     7.7. On or before the Closing, Landlord shall deposit with the Escrow Agent
(i) a limited warranty deed which when recorded will convey to Tenant fee simple ownership of the Demised Premises (as the same may then be subject to Articles 15 and/or 16 hereof), free and clear of all liens and encumbrances whatsoever, except: zoning ordinances then in effect; the Approved Title Exceptions; all real estate taxes and assessments, both general and special, levied on and/or assessed against the Demised Premises; any encroachments, boundary line disputes, overlaps and any other matters whether or not of record as would be disclosed by an accurate survey and inspection; any liens or encumbrances created by Tenant and/or asserted against the Demised Premises by, through, or under Tenant; and any mortgage or related liens placed upon the Demised Premises by Landlord and assumed by Tenant in accordance with Article 17 hereof, and (ii) a good and sufficient bill of sale conveying to Tenant the ownership of any personal property included within the definition of the Demised Premises, free and clear of all liens and encumbrances whatsoever, except as aforesaid. Landlord shall execute any further deeds, bills of sale or other instruments of conveyance reasonably required in order to convey title to the Demised Premises to Tenant in accordance herewith.

     7.8. Landlord shall cause Chicago Title Insurance Company or other title company selected by Tenant to issue an ALTA Owner's Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price insuring that title to the Demised Premises as required to be conveyed hereunder is good in Tenant. Landlord and Tenant shall deliver to the Escrow Agent such affidavits as the Escrow Agent may require in order for the Escrow Agent to cause all mechanics lien exceptions to be deleted from the Policy of Title Insurance.

     7.9. There shall be no proration of taxes and assessments at Closing, provided, however, that Tenant shall be entitled to a credit and Landlord shall be charged an amount equal to the amount of real estate taxes and assessments, both general and special, paid by Tenant for the first half of 1995.

     7.10. If after Tenant has exercised the option to purchase granted it under Article 7 hereof, but prior to the date of transfer of title, the Demised Premises or any portion thereof are damaged or destroyed by fire or other cause, or title to or temporary use of the Demised Premises or any portion thereof is taken by exercise of condemnation or eminent domain or by amicable acquisition in lieu thereof, then, in such event, Tenant shall complete the purchase without any reduction in the Purchase Price and the entire Purchase Price shall be paid in a lump sum, in cash. In such event, the entire insurance proceeds payable on account of such damage or destruction or the Net Proceeds payable for such taking (as hereinafter defined) shell be paid over to Landlord to the extent of the full Purchase Price for the Demised Premises with any balance to be paid to Tenant.

     7.11. Escrow Agent shall charge Tenant with: all recording fees and one-half (1/2) of the escrow fee. Landlord shall be charged with: one-half (1/2) of the escrow fee; the conveyance fee required by law to be paid at the time of the filing of the deed, provided, however, that if such conveyance fee shall be payable more than thirty-six (36) months after the date hereof, then such fee shall be limited to the amount thereof that would be payable as of the date of execution of this Lease; the cost of the Title Policy; and the cost of canceling of record any mortgage or related liens of Landlord not assumed or taken subject to by Tenant in the manner provided in Article 17 hereof.

     7.12. This Lease shall terminate as of the Closing, and both parties hereto shall be released of all further obligations hereunder except for all obligations which may have accrued prior thereto. Base Annual Rent payable hereunder shall be prorated as of the Closing. At the request of Tenant, Landlord and Tenant shall execute a mutual termination of Lease in recordable form, effective as of the Closing Date, and deliver same to the Escrow Agent for recording on the Closing Date.

     7.1.3. (a) The Fair Market Value of the Demised Premises shall be the fair market value of the Demised Premises, as mutually agreed upon by Landlord and Tenant within 30 days after the option is exercised. In the event that within said 30 day period, Landlord and Tenant fail to so agree to such value, then the amount of the Fair Market Value shall be determined by an appraiser chosen by Landlord and Tenant who shall render his decision within 60 days after the option is exercised such decision shall be final binding and conclusive on both Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction in the State of Ohio. In the event Landlord and Tenant fail to designate an appraiser within 30 days after the option is exercised, then the determination of Fair Market Value shall be submitted to arbitration to, and in accordance with the rules of, the American Arbitration Association. In the event of such arbitration, Tenant shall select one (1) arbitrator from a list of arbitrators to be submitted by the American Arbitration Association, Landlord shall select one (1) arbitrator from ' said list, and the two arbitrators so selected shall select the third (3rd) arbitrator from such list as hereinafter provided. The three (3) arbitrators shall then determine the fair market value of the Demised Premises and such determination shall be binding upon Landlord and Tenant.

     (b) As used in this Lease, the phrases "fair market value for the Demised Premises" or "Fair Market Value" shall mean the fair market value of the Demised Premises as if the same were unencumbered by this Lease and at the highest and best use of the Demised Premises.

     (c)  The arbitration shall be conducted as follows:

          (i)    The arbitration hearings shall be held in Cleveland, Ohio.

          (ii)   The arbitrators shall be persons who have had at least ten ( 1
          0) years of experience as a real estate broker, appraiser or the like in the Mansfield State of Ohio area. In the event that either Tenant or Landlord fails to appoint an arbitrator within sixty (60) days after the expiration of the 30 day period provided for the Tenant and the Landlord to reach agreement on the Fair Market Value or to select a single appraiser, then the arbitrator of the Tenant or the Landlord, or both, as the case may be, shall be appointed by the American Arbitration Association from its qualified panel of arbitrators who meet the qualifications required of such arbitrators provided in this Subsection 7.13(c)(ii).

          (iii) In the event that the two arbitrators selected by Tenant and Landlord or by the American Arbitration Association in accordance with the provisions hereof shall fail to appoint a third arbitrator within twenty (20) days after their appointment, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators who meet the requirements for qualification provided under Subsection 7.13(c)(ii) hereof. The third arbitrator shall act as chairman of the arbitration panel for purposes of conducting the arbitration hearing.

          (iv) The hearing to be held by the arbitrators shall be held within seventy (70) days after their appointment and their decision shall be rendered within thirty (30) days after the conclusion of such hearings. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties hereto.
          The award of the arbitrators shall be binding, final and conclusive on the parties and judgment thereon may be entered in any court of competent jurisdiction in the State of Ohio.

          (v) The fees of the arbitrators and the expenses incident to the proceedings shall be borne equally by Landlord and Tenant. The fees of respective counsel engaged by the parties and the fees of expert witnesses and other witnesses called for by the parties shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

                                   ARTICLE 8
                                   ---------

                IMPROVEMENTS, REPAIRS, ADDITIONS & REPLACEMENTS
                -----------------------------------------------

     8.1. Tenant acknowledges that it takes and accepts the Demised Premises under this Lease in its "as is" condition provided, however, that Landlord shall pay the sum of Forty Thousand Dollars ($40,000.00) to Tenant for repairs to the roof of the West Building to be promptly undertaken and completed by Tenant even if the cost thereof is more or less than Forty Thousand Dollars ($40,000.00). Landlord will pay such Forty Thousand Dollars ($40,000.00) to Tenant upon completion of such work and payment to the roof contractor. Tenant acknowledges that it has not relied upon any representation or statement of Landlord (or any person acting for Landlord), oral or written, as to the physical condition of the Premises or the suitability thereof for the operation permitted on the Demised Premises by this Lease except any representations or statements of Landlord expressly set forth in this Lease. Tenant, prior to the execution of this Lease, has thoroughly examined the Demised Premises and has found them to be suitable for Tenant's operations hereunder.

     8.2. Tenant shall, at all times during the Term of this Lease, and at its own cost and expense, keep and maintain or cause to be kept and maintained in repair and good condition, including making all replacements to keep in good condition, the Demised Premises and shall repair any waste, damage or injury to all buildings and improvements on the Demised Premises.

     8.3. Tenant shall have the right, at its own cost and expense, at any time and from time to time, to make such alterations, changes, replacements and improvements in, to or on any part or all of the Demised Premises, as it may deem desirable after first obtaining Landlord's written consent thereto, for those which cost more than Twenty-five Thousand Dollars ($25,000.00) each, except for emergencies. Landlord's consent or approval under this paragraph 8.3 shall not be unreasonably withheld.

     8.4. Tenant covenants and agrees to yield and deliver peaceably to Landlord possession of the Demised Premises on the date of any termination and/or expiration of this Lease, promptly and in good operating condition, and all of the Demised Premises and all personal property used in connection therewith and all buildings, structures, improvements and fixtures shall then be free and clear of all liens, encumbrances and security interests whatsoever, except any created solely by Landlord.


                                   ARTICLE 9
                                   ---------

                       REQUIREMENTS OF PUBLIC AUTHORITY
                       --------------------------------

     9.1. During the Term of this Lease, Tenant shall, at its own cost and expense, observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of the Federal, State, County, and City Governments and of all other governmental authorities affecting the Demised Premises or appurtenances thereto or any part thereof whether the same are in force at the commencement of the Term of this Lease or may in the future be passed, enacted or directed. The Demised Premises are currently being operated by Hartman for the purpose Landlord expects Tenant to operate the Demised Premises. Landlord represents to Tenant that it has no knowledge of any material matter, except as set forth in Article 26 hereof, which would prevent Tenant from operating the Demised Premises in substantially the same manner as same are being operated by Hartman at the date hereof.

     9.2. Tenant shall have the right, at Tenant's sole cost and expense, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of the Tenant, or Landlord (if legally required), or both (if legally required), the validity or application of any law, ordinance, rule, regulation or requirement of the nature referred to in paragraph 9.1 and Landlord shall execute and deliver any appropriate documents, consents or other instruments, prepared by Tenant at Tenant's sole cost and expense, which may be reasonably necessary and proper to contest the same, and, if by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith may legally be delayed pending the prosecution of any such proceedings, Tenant may delay compliance therewith until the final determination of such proceeding, provided, however, that Tenant shall defend, indemnify and hold harmless Landlord from and against any and all loss, cost, expense, liability, penalty or judgments, including attorney fees, arising from Tenant's exercise of any aforesaid right.


                                  ARTICLE 10
                                  ----------

                            COVENANT AGAINST LIENS
                            ----------------------

     10.1. If any mechanic's lien or other lien, charge or order for the payment of money shall be filed against all or any portion of the Demised Premises, Tenant shall, at its own cost and expense, cause the same to be discharged of record, by bonding or otherwise, within ninety (90) days after written notice from Landlord or other notice to Tenant of the filing thereof, and Tenant shall defend, indemnify and hold harmless Landlord and the Demised Premises against and from any and all claims, demands, suits, liabilities, penalties, costs and expenses, including attorney fees and court costs on account thereof.

     10.2. If Tenant shall fail to satisfy and discharge of record the liens described in Section IO. I within the aforesaid ninety (90) day period, then Landlord shall, in addition to any other rights and/or remedies, available to Landlord under Article 19 hereof, have the right to cause the same to be discharged of record, by bonding or otherwise. All amounts paid by Landlord to cause such liens to be discharged shall constitute additional rent payable by Tenant to Landlord on the date of the next monthly installment of Base Annual Rent due hereunder.

     10.3. If, because of any act or omission of Landlord, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against all or any portion of the Demised Premises, Landlord shall, at its own cost and expense, cause the same to be discharged of record, by bonding or otherwise, within ninety (90) days after written notice from Tenant or other notice to Landlord of the filing thereof, and Landlord shall defend, indemnify and hold harmless Tenant and the Demised Premises against and from any and all claims, demands, suits, liabilities, penalties, costs and expenses, including attorney fees and court costs on account thereof.

     10.4. If Landlord shall fail to cause the liens described in Section 10.3 to be discharged or bonded within the aforesaid ninety (90) day period, then Tenant shall have the right to cause the same to be discharged. All amounts paid by Tenant to cause such liens to be discharged may be deducted by Tenant from the next subsequent installment of Base Annual Rent payable hereunder.


                                  ARTICLE 11
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     11.1 Tenant shall not hypothecate this Lease. Tenant shall not assign this Lease nor sublet nor otherwise transfer its interest in all or any part of the Premises by merger or other operation of law, or otherwise, without the prior written consent of Landlord, which consent may be withheld or delayed by Landlord in its sole discretion. If Tenant wishes to assign this Lease or sublet or otherwise transfer all or any part of the Demised Premises, it shall give notice in writing (by certified mail or by personal delivery) of such desire to Landlord for Landlord's approval or disapproval, as the case may be. If assignment or subletting is so approved and the rents under the sublease are greater than the rents provided for herein, then Landlord shall have the further option either:

            (a) to accept such sublease as a prime lease or to accept such assignee as a direct tenant of Landlord, and receive all of the rents, in which case Tenant will be relieved of further liability hereunder,

            (b) to require Tenant to remain liable under this Lease, and Tenant shall be entitled only to that portion of the amount of rent received from the sublessee or assignee which is not in excess of the amount of rent payable under the terms of this Lease, the balance of rent to be paid to Landlord or to

            (c) terminate this Lease in which case Tenant shall be relieved of further liability hereunder.

            Except, as provided in Article 11.2, in the event Tenant is a corporation or other entity the transfer or the sale or sales, during the term hereof, aggregating fifty (50) percent or more of the outstanding shares of stock or other interests of Tenant or any other change in control of management of Tenant, shall be deemed to be an assignment of this Lease within the meaning of this Article.

     11.2 Notwithstanding the provisions of Article I 1 above, so long as the Demised Premises continue to be used for substantially the same purposes as same are now used by Hartman, the Tenant may assign this Lease to a successor ("Successor") which acquires all of the assets of Tenant, into which Tenant merges (or which merges into Tenant) or to which the stock of Tenant is sold on and subject to the following conditions:

            (a)  Tenant shall first have delivered to Landlord at least thirty
     (30) days prior to such assignment the name, address, business experience and complete financial statements of said Successor;

            (b) In the event of the sale of the assets of Tenant or merger, the Successor shall have a net worth at least as great as the net worth of Tenant prior to such sale or merger, and

            (c) In any such event, Tenant shall remain fully liable under all of the terms, covenants and conditions of this Lease unless Landlord consents to release Tenant which Landlord shall be required to do only if Landlord is reasonably satisfied that the obligations hereunder can be performed by the Successor in the future.


                                  ARTICLE 12
                                  ----------

                                   INDEMNITY
                                   ---------

     12.1.  In addition to the indemnification obligations provided in
Section 26.6, Tenant shall defend, indemnify and hold harmless Landlord, its property, its successors and assigns from and against any loss, damage and liabilities, including attorney fees and court costs, from any suit or claim, demand of third persons including, but not limited to, those for death, for personal injuries, property damage, loss of income or moving expenses arising out of any default of Tenant in performing or observing any term or provision of this Lease, or arising out of the use or occupancy of the Demised Premises by Tenant, or others with or without its consent, or out of the acts or omissions of Tenant, its employees, agents, contractors, customers, guests, invitees and other persons who are doing business with Tenant or who are at the Demised Premises with or without their consent where such acts or omissions are on the Demised Premises, or arising out of any acts or omissions of Tenant, its partners, employees, agents and independent contractors. The foregoing indemnity shall include claims made against Landlord by reason of any contracts, agreements, dealings or Tenant Leases to which Tenant is a party, by assignment or otherwise, arising out of events occurring after the Commencement Date or covered by insurance to be maintained by Tenant under this Lease.

     12.2. In addition to the indemnification obligations provided in Section 26.2, Landlord shall indemnify and save harmless Tenant from and against any and all liability, damage, penalties or judgments rendered against Tenant arising from injury to person or property sustained by third persons at the Demised Premises prior to the Commencement Date, resulting from any act or acts or omission or omissions of Landlord or Landlord's officers, agents, servants or employees, and not covered by insurance to be maintained by Tenant under this Lease.


                                  ARTICLE 13
                                  ----------

                                   INSURANCE
                                   ---------

     13.1. Tenant shall provide or cause to be provided at its expense, and keep in force during the Term of this Lease, comprehensive general liability insurance in an insurance company or companies licensed to do business in the State of Ohio, selected by Tenant, and shall name Tenant and Landlord (and Landlord's mortgagee, if any) as insured parties thereunder, in the amount of at least Three Million Dollars ($3,000,000.00) with respect to injury or death in any one accident or other occurrence and up to but in no event and under any circumstances less than full insurable replacement value with respect to damage to property. Tenant agrees to deliver certificates of such insurance to Landlord as of the Commencement Date and thereafter not less than 30 days prior to the expiration of any such policy. Such insurance shall be noncancelable without 30 days written notice to Landlord.

     13.2. Tenant shall provide or cause to be provided at its expense, and keep in force during the Term of this Lease, for the benefit of Tenant and Landlord (and Landlord's mortgagee, if any) all risk fire and extended coverage insurance, including coverage for vandalism and malicious mischief, covering the full replacement cost of all buildings and improvements (including boilers and related machinery) located on or being a part of the Demised Premises, with an agreed value endorsement, in such amounts as will avoid the coinsurance provisions of any such insurance and rental loss insurance to cover the rental due hereunder for a 12 month period following the first lease year. Tenant agrees to deliver certificates of such insurance to Landlord as of the Commencement Date and thereafter not less than 30 days prior to the expiration of any such policy. Such insurance shall be noncancelable without 30 days written notice to Landlord.

     13.3. All insurance proceeds from or under the aforesaid insurance policies provided by Tenant, except as to such policy of insurance required under paragraph 13. 1, shall be payable to Tenant and/or Landlord as the case may be pursuant to the provisions of Article 15 hereof.


                                  ARTICLE 14
                                  ----------

                             WAIVER OF SUBROGATION
                             ---------------------

     14.1. All insurance policies required to be carried by Tenant hereunder or otherwise covering the Demised Premises, including, but not limited to contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer against the Landlord. Tenant agrees that its policies will include such waiver clause or endorsement and if extra cost shall be charged therefor, Tenant shall pay such extra cost.

     14.2. Both Landlord and Tenant waive any and all right of recovery, claim, action or cause of action, against the other, their agents, officers and employees for any loss or damage that may occur to the Demised Premises, the contents thereof, or any improvements thereof, by reason of fire, the elements or any other cause which is insured against under the terms of the all risk fire and extended coverage insurance policy or policies required to be maintained hereunder, regardless of cause or origin, including the negligence of the Tenant or Landlord as the case may be, their agents, officers and employees.

                                  ARTICLE 15
                                  ----------

                 REPAIR AND RESTORATION, DAMAGE OR DESTRUCTION
                 ---------------------------------------------

     15.1. In the event that, at any time during the Term of this Lease, the buildings and improvements on the Demised Premises shall be destroyed or damaged by fire or other cause, either in whole or in part, then, except as hereinafter provided, Tenant shall restore, repair, replace and rebuild the improvements on the Demised Premises to an architectural whole unit. In such event, the insurance proceeds shall be paid to and held in trust by Landlord for the benefit of Tenant and Landlord, as their respective interests may appear, and shall be paid over to Tenant during the course of said restoration and repair to the extent necessary to pay the cost of said restoration and repair. Any balance remaining after payment of such cost of restoration and repair shall belong to Tenant. If there are less than two years remaining under the Term of this Lease and the cost to restore, repair, replace and rebuild the same is One Hundred Thousand Dollars ($ 1 00,000.00) or more, then this Lease shall terminate and all proceeds of insurance shall be paid to and shall be the sole property of Landlord.

     15.2. In the event that the buildings and improvements on the Demised Premises shall be destroyed or damaged in whole or paid by fire or other cause, Tenant shall have the immediate right to exercise the option to purchase the Demised Premises granted in Article 7 hereof. In the event Tenant exercises such option, the entire insurance proceeds payable with respect to such damage or destruction shall be paid over to Landlord to the extent of the full Purchase Price for the Demised Premises (Tenant to be liable for the shortfall, if any) with any balance to be paid to Tenant. In the event Tenant does not exercise such option, then the provisions of paragraph 15.1 above shall apply.


                                  ARTICLE 16
                                  ----------

                                EMINENT DOMAIN
                                --------------

     16.1. If at any time during the Term of this Lease, title to the whole or substantially all of the Demised Premises shall be taken by exercise of the right of condemnation or eminent domain or by amicable acquisition in lieu thereof (all such proceedings being collectively referred to herein as "taking" or "a taking in condemnation"), this Lease shall terminate and expire on the date when the condemning authority acquires actual possession of the Demised Premises to be taken (the "Condemnation Date"), and the Base Annual Rent and any and all additional rents or charges hereunder shall be apportioned and paid to the Condemnation Date. A taking of sixty percent (60%) or more of the ground floor area of the buildings on the Demised Premises at the time of the taking shall be deemed a taking of "substantially all of the Demised Premises". In the event of the taking of the whole or substantially all of the Demised Premises during the Term of this Lease, the net proceeds of any award after deducting all expenses and costs, including attorney's fees, incurred in connection therewith ("Net Proceeds") upon any such taking shall be distributed as follows:

            (a) First, the Net Proceeds shall be paid to the holder or holders of any Landlord's Mortgage(s) and to discharge any other lien created by Landlord on the Demised Premises to the extent of the then unpaid amount thereof but in no event shall the amounts due under this subparagraph (a) exceed Five Hundred Thousand Dollars ($500,000.00).

            (b) Second, the Net Proceeds remaining shall be paid to the Landlord to the extent of Five Hundred Thousand Dollars ($500,000.00), less any amounts paid under subparagraph 16. I (a).

            (c) Third, the balance of the Net Proceeds remaining shall be paid to the Tenant.

     16.2. As an alternative to the foregoing, in the event title to the whole or substantially all of the Demised Premises shall be taken as aforesaid, Tenant, at its option, shall have the immediate right to exercise the option to purchase the Demised Premises granted in Article 7 hereof. In the event Tenant exercises such option, the entire Net Proceeds shall be paid over to Landlord to the extent of the full Purchase Price for the Demised Premises with any balance to be paid to Tenant. In the event Tenant does not exercise such option, then the provisions of paragraph 16.1 above shall apply.

     16.3. If at any time during the Term of this Lease, title to less than the whole or substantially all of the Demised Premises shall be taken in condemnation, Tenant shall repair or restore the Demised Premises, as nearly as may be reasonably possible to the condition in which the Demised Premises was at the time of such taking. In such event, the Net Proceeds shall be paid to and held in trust by Landlord for the benefit of Tenant and shall be paid over to Tenant upon the completion of said restoration and repair to the extent necessary to pay the cost of said restoration and repair. Any balance remaining after payment of such cost of restoration shall belong to Landlord. However, following such taking there shall be an equitable decrease in the Base Annual Rent in proportion to the portion and use of the Demised Premises so taken.

     16.4. If at any time during the Term of this Lease, the temporary use of the whole or substantially all of the Demised Premises shall be taken in condemnation, then Tenant shall continue to pay in full the Base Annual Rent and any and all additional rents and/or charges to be paid by the Tenant hereunder, and Tenant shall be entitled to the Net Proceeds for such taking (whether paid by way of damages, rent, or otherwise) unless the period of occupation and use by the condemning authority shall extend beyond the date of expiration of this Lease, in which case the net proceeds for such taking shall be apportioned between Landlord and Tenant as of the date of such expiration, provided, however, that if Tenant appropriately and timely exercises the option to purchase granted in Article 7 hereof during the period of such temporary use, the provisions of Article 7, paragraph 7.9 and not the provisions of this paragraph, shall apply. At the termination of any such use or occupation of the Demised Premises, if the same occurs during the Term of this Lease, Tenant shall repair or restore the buildings and improvements then upon the Demised Premises to the condition, as nearly as may be reasonably possible, in which such buildings and improvements were at the time of such taking. In such event, the Net Proceeds shall be paid to and held in trust by Landlord for the benefit of Tenant and shall be paid over to Tenant upon the completion of said restoration and repair to the extent necessary to pay the cost of said restoration and repair. Any balance remaining after payment of such cost of restoration and repair shall belong to Landlord.

     16.5. Nothing contained in this Article shall be construed to preclude Landlord or Tenant from making any claim for a taking in condemnation for its interest as Landlord or Tenant and for removal, moving and relocation; provided, however, that such claim does not diminish any award to Landlord provided for in subparagraph (1) of this Article 16.

                                  ARTICLE 17
                                  ----------

                                   MORTGAGES
                                   ---------

     17.1. Landlord shall have the right to mortgage its fee interest or any other interest in the Demised Premises or buildings, improvements, fixtures, equipment or other property thereon to the extent owned by Landlord, to a maximum of Five Hundred Thousand Dollars ($500,000.00), or any part thereof, provided, however, that any such mortgage shall be subject to this Lease and that if the term of such mortgage shall extend beyond Tenant's exercise of the option granted in Article 7 hereof, then at Tenant's election, any such mortgage shall either be satisfied and discharged by Landlord in full on or before the date of Closing or, if the terms of such mortgage so allow, any such mortgage may be assumed by Tenant as a condition of Closing. Any such Mortgage shall provide that the holder thereof will release the lien of such Mortgage against the Demised Premises upon receipt of the payment of no more than $500,000 notwithstanding that the balance due on such Mortgage shall be in excess of $500,000.

     17.2. Landlord reserves the right to demand and obtain from Tenant a waiver of priority of Tenant's lien arising by virtue of the within leasehold estate, thereby subordinating Tenant's lien in favor of any first mortgage loan, any first mortgage lien, or any refinancing or replacing of a first mortgage loan that complies with Section 17.1 hereof. Tenant, upon demand by Landlord for the same, agrees to execute at any and all times, such instruments as may be required by any lending institution or prospective first mortgagee in order to effectuate such waiver of priority and subordination of Tenant's lien. If Tenant, within five (5) days after submission of such instrument, fails to execute the same, Landlord is hereby authorized to execute the same as attorney-in-fact for Tenant. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgagee or deed of trust, Tenant shall attorn to the purchaser in any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. Tenant agrees, upon request of Landlord and/or Landlord's mortgagee, to execute and deliver to Landlord and/or Landlord's mortgagee, a Subordination, Non-Disturbance and Attornment Agreement. Tenant further agrees, upon request of Landlord and/or Landlord's mortgagee, to execute and deliver to Landlord and/or Landlord's mortgagee from time to time, an Estoppel Certificate in such form as either may require.

     17.3. As a condition to Tenant executing the Subordination, Non-Disturbance and Attornment Agreement referred to in Section 17.2, Landlord shall procure from such lending institution or mortgagee of Landlord an agreement in writing, which shall be delivered to Tenant, providing in substance that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default under such mortgage, and Tenant agrees that this Lease shall remain in full force and effect even though default in the mortgage may occur.

                                  ARTICLE 18
                                  ----------

                                QUIET ENJOYMENT
                                ---------------

     18.1. Tenant, upon paying the Base Annual Rent and additional rent and/or any and all other sums and charges to be paid by it as herein provided, and upon observing and keeping all covenants, warranties, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Demised Premises during the Term of this Lease.


     18.2.  Landlord represents and warrants to Tenant that:

            (a) As of the date hereof and as of the Commencement Date, it is the owner of the fee simple title to the Demised Premises, free and clear of all liens and encumbrances, except for the Approved Title Exceptions.

            (b) It has the power and authority to execute and deliver this Lease and to carry out and perform all covenants to be performed by it hereunder, and such power and authority shall be confirmed on or before the Commencement Date by the delivery to Tenant of a duly executed corporate resolution as to the same adopted by the Shareholders and the Directors of Landlord.

     18.3.  Tenant represents and warrants to Landlord that:

            (a) It is a corporation duly organized and existing under the laws of the State of North Carolina.

            (b) It has the power and authority to execute and deliver this Lease and to carry out and perform all covenants to be performed by it hereunder.

                                  ARTICLE 19
                                  ----------

                            TERMINATION AND DEFAULT
                            -----------------------

     19.1. In the event that (a) Tenant shall fail to pay any installment of Base Annual Rent and/or additional rent and/or any other sums or charges to be paid by Tenant under this Lease when the same shall be due and payable and such failure shall continue for a period of ten (10) days after receipt by Tenant of notice in writing from Landlord specifying in detail the nature of such failure; or (b) Tenant shall fail to perform any of the other covenants, conditions and agreements herein contained on Tenant's part to be kept or performed and such failure shall continue without the curing of same for a period of thirty (30) days (or such additional period of time as may reasonably be required to cure such default if it cannot be cured within thirty (30) days, so long as Tenant is making diligent effort to cure same) after receipt by Tenant of notice in writing from Landlord specifying in detail the nature of such failure; or (c) Tenant shall voluntarily or involuntarily abandon, desert or vacate the Demised Premises or discontinue its operations therein regardless of the fault of Tenant; or (d) Tenant shall become insolvent, or shall take the benefit of any present or future insolvency statute, or shall make a general assignment for the benefit of its creditors, or shall file a voluntary petition in bankruptcy or a petition or answer seeking an arrangement or its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any other law or statute of the United States or of any State thereof, or consent to the appointment of a receiver, trustee or liquidator of all or substantially all its property; or (e) a petition under any part of the federal bankruptcy laws or an action under any present or future insolvency law or statute shall be filed by or against Tenant or against any guarantor of Tenant's obligations hereunder; or (f) by order or decree of a court, Tenant shall be adjudged bankrupt or an order shall be made approving a petition filed by any of the creditors of or by any of the partners of Tenant, seeking its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any law or statute of the United States or of any State thereof now or hereafter in effect; or (g) by or pursuant to any order or decree of any court or governmental board, agency or officer, a receiver, trustee or liquidator shall take possession or control of all or substantially all the property of Tenant, or any execution or attachment shall be issued against Tenant or any of its property whereupon possession or control of the Premises or of the income therefrom shall be taken by someone other than Tenant, and any such possession or control shall continue in effect for a period of thirty (30) days; or (h) the interest or estate of Tenant under this Lease be sold, transferred, assigned, mortgaged, pledged, hypothecated, encumbered, conveyed or shall pass to or devolve upon (by operation of law, by statute or otherwise) any person or entity other than Tenant, except as provided in this Lease and provided further that for purposes of this Lease, a transfer of a controlling interest in Tenant or the sale to third parties of controlling interests in Tenant shall, for purposes of this paragraph, be considered a transfer of Tenant's interest under this subdivision; or (i) any mechanic's lien or other lien shall be filed against all or any portion of the Demised Premises or against Tenant's interest under this Lease and are not removed or discharged of record within ninety (90) days, as provided in Article 10 hereof, then in any such event, Landlord may, in addition to any other rights or remedies available to Landlord at law or in equity, elect to terminate this Lease, in which event Landlord shall give to Tenant, a notice of election to end the Term of this Lease upon a date specified in such notice, which date shall be not less than ten (10) business days (Saturdays, Sundays and legal holidays excluded) after the date of receipt by Tenant of such notice from Landlord, and upon the date specified in said notice, the Term and the estate hereby vested in Tenant shall cease and any and all other right, title and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully and with like effect as if the entire Term of this Lease had elapsed.

     19.2. In the event that Landlord shall elect to terminate this Lease in accordance with the provisions of this Article then Tenant, in addition to any and all other liability as the result of same, shall be and remain liable for:

            (a) All payments of Base Annual Rent and/or other additional rents and/or sums due to be paid by Tenant under the Lease in arrears and/or in default on the date of termination and/or which would be due and payable for the balance of the Term; and

            (b) Any and all costs or expenses incurred by Landlord as the result of Tenant's default, including but not limited to the cost and expense of the termination of this Lease and of reletting the Demised Premises. Any such costs and expenses shall be paid in monthly installments by Tenant on the first (I st) day of the month succeeding the month in which the same arose and Landlord shall be entitled to recover from Tenant any such additional costs and expenses each month as the same shall arise.

     19.3. Landlord shall, upon giving of notice of termination as provided in this Article, have the right to re-enter the Demised Premises and every part thereof upon the effective date of termination without further notice of any kind, and may regain and resume possession either with or without the institution of summary or any other legal proceedings or otherwise. Such re-entry or regaining of possession, however, shall not in any manner affect, alter or diminish any of the obligations of Tenant under this Lease, and shall in no event and under no circumstances constitute an acceptance of surrender. Upon such re-entry Landlord shall have, and is hereby expressly given, all rights to collect all rental and other amounts due from Tenants. Landlord's affidavit that such re-entry has occurred shall conclusively authorize all Tenants to pay all future rentals theretofore collected by Tenant, directly to Landlord. Upon such re-entry, Tenant shall immediately pay over to Landlord all security deposits in its possession or control.


                                  ARTICLE 20
                                  ----------

                     SURVIVAL OF THE OBLIGATIONS OF TENANT
                     -------------------------------------

     In the event that this Lease shall have been terminated in accordance with a notice of termination as provided in Article 19 of this Lease, or the interest of Tenant is canceled pursuant thereto, or in the event that Landlord has re-entered or regained possession of the Premises in accordance with the provisions of Article 19 of this Lease, all the obligations of Tenant under this Lease shall survive such termination or cancellation, re-entry or regaining of possession and shall remain in full force and effect for the full Term of this Lease, and the amount or amounts of damages or any and all other payments for which Tenant is thereby made liable under paragraph 19.2 of Article 19, or otherwise, shall become due and payable to Landlord with interest at fourteen percent (14%) per annum.

                                  ARTICLE 21
                                  ----------

                                    WAIVERS
                                    -------

     Failure of Landlord or Tenant to complain of or notify the other with respect to any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder. No waiver by Landlord or Tenant at any time, express or implied, of any breach of any other provision of this Lease shall be deemed a consent to any subsequent breach of the same or any other provision.


                                  ARTICLE 22
                                  ----------

                                    BROKER
                                    ------

     Both Landlord and Tenant confirm and acknowledge that this Lease has been entered into and the transaction herein contemplated has been arrived at by direct negotiations between them and that no broker or finder has initiated, been the procuring cause of, or otherwise brought about this Lease and/or this transaction.


                                  ARTICLE 23
                                  ----------

                                 FORCE MAJEURE
                                 -------------

     In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder, except for the payment by lessee of the Base Annual Rent and any and all additional rent or other charges as and when due and payable hereunder, by reason of strikes, inability to procure materials, failure of power, riots, insurrection, the act, failure to act or default of the other party, war or other reason or cause beyond their control, then performance of such act (except as aforesaid) shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.



                                  ARTICLE 24
                                  ----------

                                 HOLDING OVER
                                 ------------

     Without giving or recognizing any right of Tenant to do so and without limiting any and all rights and remedies of Landlord with respect thereto, including without limitation, any and all damages or losses sustained by Landlord in connection therewith, if Tenant shall remain in possession of the Premises after the expiration of the Term of this Lease, then Tenant shall be deemed Tenant from month to month only. Any holding over by Tenant shall be upon and subject to all of the terms and conditions of this Lease except as to the Term of this Lease, and except that the option to purchase shall not be exercisable during such holdover, and the monthly rental payment then due and payable shall be an amount double the amount thereof in force at the end of the Term.

                                  ARTICLE 25
                                  ----------

                                    NOTICES
                                    -------
     Every notice, approval, consent or other communication authorized or required by this Lease shall not be effective unless same shall be in writing and sent postage prepaid by United States registered or certified mail, return receipt requested, directed to the other party at its address set forth below, or such other address as either party may designate by notice to the other given from time to time in accordance with this Article 25. The Base Annual Rent and/or any other additional rent and/or other charges which Tenant is required hereunder to pay to Landlord shall be so paid at the same place where notice to Landlord is herein required to be directed.


To Tenant:    1396 Charlotte Hwy.      To Landlord:  4420 Sherwin Road
              (US 74 East)                           Willoughby, Ohio 44094
              Fairview, NC 28730-0520                FAX: (216) 951-1724
              FAX:  704-628-1439

                                       Copy to:      Benesch, Friedlander,
                                                     Coplan & Aronoff P.L.L.
                                                     Attn: Chairperson, Real
                                                           Estate Dept.
                                                     2300 BP America Bldg.
                                                     200 Public Square
                                                     Cleveland, Ohio 44114

                                  ARTICLE 26
                                  ----------

                             ENVIRONMENTAL MATTERS
                             ---------------------

     26.1. For purposes of this Agreement, the terms defined below have the following meanings:

            (a) "Contaminants" means those substances which are regulated by or form the basis of liability under any Environmental Laws, including, but not limited to, hazardous waste, hazardous substances, petroleum and any byproducts or fractions thereof, asbestos, and polychlorinated biphenyls ("PCBs").

            (b) "Escrow Agreement" means the Environmental Remediation and Escrow Agreement, between Landlord and Tenant dated as of the date hereof.

            (c) "Environmental Laws" means all applicable Federal, state, and local laws, regulations and ordinances relative to air quality, water quality, solid waste management, hazardous waste management, hazardous or toxic substances or the protection of human health or the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sec. 9601 et seq.), the
                                                                  -- ---
     Hazardous Material Transportation Act (49 U.S.C. Sec. 1801 et (S)N.), the
                                                                --
     Federal Water Pollution Control Act (33 U.S.C. Sec. 1251 et seq.), the
                                                              -- ---
     Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sec. 6901 et
                                                                         --
     seq.), the Clean Air Act (42 U.S.C. Sec. 7401 et seq.), the Toxic
     ---                                           -- ---
     Substances Control Act (I 5 U.S.C. Sec. 2601 et seq.), and the Federal
                                                  -- ---
     Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sec. 136
     et seq.), as each of these laws may have been amended through the date of
     -- ---
     this Lease, and any analogous state or local statutes and the regulations promulgated pursuant thereto.

            (d) "Pre-Closing Substances" means any Contaminants which were present, or Released in, on, under or from the Demised Premises prior to the date of this Lease.

            (e) "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, leaching, or migration into the environment, including the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

            (f) "Remedial Action" means any action required under any Environmental Laws to (i) clean up, remove, treat, or in any other way address any Contaminant in the environment, (ii) prevent the Release or threatened Release, or minimize the further Release of any Contaminant so it does not migrate or endanger or threaten to endanger public health or welfare or the environment, or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     26.2. (a) Landlord shall indemnify, defend and hold harmless Tenant and any person claiming by or through Tenant (collectively the "Environmental Indemnitees") from and against any and all expense (including, without limitation, reasonable attorney fees and consultant fees), loss, judgment or other liability suffered or incurred in connection with any claims, suits, fines, governmental inquiries, requirements (including legally required Remedial Action), or orders by reason of or in connection with the presence, Release or threatened Release of any Pre-Closing Substance on, in, under or from the Demised Premises, or of any Contaminants from offsite sources onto or under the Demised Premises after the date of this Lease; provided, however, that this indemnity shall not cover any expense, loss, judgment or other liability which arises from the Release or threatened Release of any Contaminants caused by the activities of Environmental Indemnitees on, in, under or from the Demised Premises on or after the date of this Lease.

            (b) The indemnification rights and obligations set forth in Section 26.2(a) shall survive the expiration of this Lease; provided, however, that any indemnification by Landlord contained in Section 26.2(a) with respect to the presence, Release or threatened Release of Contaminants from offsite sources shall cease in the event Tenant purchases the Demised Premises.

            (c) The maximum aggregate amount of indemnification for which Landlord shall be liable under this Article 26, (including the amount of the Escrow Fund (as defined in the Escrow Agreement)), shall not exceed Twelve Million Dollars ($12@000@000).

     26.3. The liabilities and obligations of Landlord with respect to the environmental indemnity provisions set forth in Section 26.2 shall be subject to the following:

            (a) If an Environmental Indemnitee obtains any knowledge of, or receives any notice with respect to, the occurrence of any event or the existence of any action by any person, including any formal or informal inquiry by any person or governmental agency, which the Environmental Indemnitee is aware, in the exercise of reasonable discretion, could form the basis for a claim for indemnification under Section 26.2 ("Indemnification Event"), the Environmental Indemnitee shall promptly notify the Landlord in writing.

            (b) Unless it reasonably believes that it is required to do so by applicable law or regulation, none of the Environmental Indenmitees shall give notice to any governmental authority of any Indemnification Event unless the Landlord shall have given its prior written consent to the giving of such notice; provided, however, that Landlord's consent shall not be unreasonably withheld. The Environmental Indemnitees shall give Landlord prior written notice and a description of any proposed discussions between Tenant, its representatives and advisors and any governmental authority relating to an Indemnification Event, and Landlord shall be entitled to participate in such discussions.

            (c) Except to the extent that an Environmental Indemnitee reasonably believes that it is required to do so by applicable law, no Environmental Indemnitee shall undertake any Remedial Action in respect of any Pre-Closing Substances, without the prior written consent of Landlord.

            (d) If the Environmental Indemnitee and Landlord agree or the Landlord determines in its sole judgment that any Remedial Action is legally required in respect of any Pre-Closing Substances or if any judicial or governmental authority, including but not limited to, the U.S. Environmental Protection Agency and the Ohio Environmental Protection Agency, requires any such Remedial Action, or with respect to remedial activities required by the Escrow Agreement, Landlord shall undertake and have the right to control the performance of all aspects of any such Remedial Action.

            (e) The Environmental Indemnitees will cooperate with Landlord's exercise of its right to visit, inspect and enter upon any property concerning which a claim for indemnification is sought hereunder, to conduct any environmental tests as Landlord may require in respect of any Indemnification Event and to conduct any required Remedial Action in connection with the Pre-Closing Substances, provided Landlord exercises reasonable care not to interfere with the normal business operations of Tenant, and the Environmental Indemnitees will promptly deliver to Landlord copies of any environmental reports, studies, surveys, test data, assessments, cost estimates and similar information available to the Environmental Indemnitees relating to any Indemnification Event.

            (f) In connection with any claim asserted by any person against any Environmental Indemnitee with respect to which such Environmental Indemnitee is entitled to indemnification under Section 26.2, Landlord shall: (1) promptly assume the defense of such claim and give notice to the Environmental Indemnitees of its assumption of such defense; (2) promptly retain legal counsel of its choosing in connection with such defense; and
     (3) keep all Environmental Indemnitees informed and consult with each Environmental Indemnitee in connection with the defense of any such claim. Each Environmental Indemnitee retains the right, but not the obligation, to employ its own counsel and to participate in the defense of any such claim, the cost of which shall be the sole responsibility of such Environmental Indemnitee unless Landlord has not promptly provided a defense in which case Section 26.3(g) applies. Landlord shall have the authority to settle or compromise any action or proceeding pending or threatened against any Environmental Indemnitee without the prior consent of such Environmental Indemnitee, unless as a result of such settlement or compromise: (i) injunctive or other equitable relief would be imposed against such Environmental Indemnitee; (ii) monetary damages would be awarded against any Environmental Indemnitee which Landlord will not pay in full contemporaneously with the execution of the settlement or compromise; or
     (iii) any Environmental Indemnitee would be deemed thereby to admit to any wrongdoing.

            (g) If Landlord fails or refuses promptly to assume the defense of any claim relating to an Indemnification Event and promptly to retain counsel therefor, then the Environmental Indemnitees may, but shall not be required to, participate in the defense of such claim with counsel and other experts of their own choice, and the Environmental Indemnitees' costs in connection with such defense shall be borne by Landlord if it is determined that Landlord is liable for indemnification hereunder in respect of such claim.

     26.4. If requested by Landlord, any Environmental Indemnitee shall cooperate with the Landlord and its counsel in contesting any claim which the Landlord elects to contest or, if appropriate, in making any well grounded counterclaim against the person asserting the claim, or any well grounded cross-claim against any person, and further agrees to take such other actions as reasonably may be requested by an indemnifying party to reduce or eliminate any loss or expense for which the Landlord would have responsibility. The Landlord will reimburse the Environmental Indemnitee for any expenses including reasonable attorney fees in reviewing the propriety of any proposed counterclaim or cross claim incurred by it in so cooperating or acting at the request of the Landlord.

     26.5. (a) Except in compliance with all applicable Environmental Laws and as otherwise specifically set forth in this Article 26, Tenant warrants that Tenant shall not cause or permit any Contaminant to be used, treated, stored, generated, handled or Released on, in, under or from the Demised Premises by Tenant, Tenant's officers, directors, agents, subagents, employees, contractors, subcontractors, licensees, invitees, successors or assigns (collectively the "Tenant Group"). Tenant shall indemnify, defend and hold harmless Landlord and any person claiming by or through Landlord from and against any and all expense (including, without limitation, reasonable attorney fees and consultant fees), loss, judgment or other liability suffered or incurred in connection with any claims, suits, fines, governmental inquiries, requirements (including legally required Remedial Action), or orders by reason of or in connection with Tenant Group causing the presence, Release or threatened Release on or after the date of this Lease of any Contaminants on, in, under or from the Demised Premises, provided, however, that this indemnity shall not cover any expense, loss, judgment or other liability which arises from the presence, Release or threatened Release of any Contaminants on, in, under or from the Demised Premises prior to the date of this Lease.

            (b) If Tenant becomes obligated pursuant to this Section 26.5 to indemnify Landlord or any person claiming by or through Landlord for Tenant Environmental Damages, Tenant shall promptly, at its sole expense, take any and all necessary actions, including but not limited to any Remedial Actions, to return the Premises to the condition existing before the occurrence of any Tenant Environmental Damages caused by Tenant or the Tenant Group. The indemnification rights and obligations set forth in this
     Section 26.5 shall survive the expiration of this Lease.

     26.6 Except for any claim, damage or liability which has been proximately caused by Tenant Group, Landlord releases the Tenant Group from any claims, whether for contribution or otherwise, it may have during the term of this Lease or thereafter in the future arising under 42 U.S.C. Sections 9607 & 9613 or any other Environmental Laws with respect to Pre-Closing Substances or with respect to other Contaminants migrating from offsite sources onto or under the Premises after the date of this Lease; provided, however, that the provisions of this
Section 26.6 shall have no effect in the event Tenant purchases the Demised Premises.

     26.7 Tenant hereby grants entry and access to the Site to Landlord and/or Landlord's agents, employees, representatives and contractors, as necessary, to conduct the Remediation (as defined in the Escrow Agreement). Tenant shall not materially interfere with Landlord's conduct of the Remediation and Landlord shall use reasonable care in its conduct of the Remediation to not materially interfere with Tenant's normal business operations at the Demised Premises. Landlord shall have no liability to Tenant for any loss, damage, expense or other liability arising as a result of interference with Tenant's normal business operations at the Demised Premises in the conduct on the Remediation by Landlord if Landlord has used reasonable best efforts to minimize disturbance of Tenant's ability to conduct business at the Demised Premises.


                                  ARTICLE 27
                                  ----------

                                 CERTIFICATES
                                 ------------

     Either party shall, without expense to the other, at any time and from time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person, firm, partnership or corporation specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (b) as to the validity and force and effect of this Lease, in accordance with its tenor as then constituted; (e) as to the existence of any default hereunder; (d) as to the commencement and expiration dates of the Term of this Lease; and (e) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other person, firm, partnership or corporation to whom the same may be exhibited or delivered, and the contents of such certificate be binding on the party executing same.


                                  ARTICLE 28
                                  ----------

                                 GOVERNING LAW
                                 -------------

     This Lease and the performance hereof shall be governed, interpreted, construed and regulated by the substantive laws of the State of Ohio.


                                  ARTICLE 29
                                  ----------

                              PARTIAL INVALIDITY
                              ------------------

     If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


                                  ARTICLE 30
                                  ----------

                               SHORT FORM LEASE
                               ----------------

     The parties agree that this Lease shall not be recorded, provided, however, that the parties will, at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a short form of Lease, setting forth a description of the Demised Premises, the Term of this Lease and Tenant's option to purchase the Demised Premises, except that the rental, purchase price and/or terms of the option to purchase and any other economic terms or provisions hereof, shall not be set forth therein.

                                  ARTICLE 31
                                  ----------

                                  ARBITRATION
                                  -----------

     Except as provided in Section 7.13, claims, disputes or other matters in question between the parties to this Lease arising out of or relating to this Lease or breach thereof shall be subject to and decided by arbitration in accordance with the rules of the American Arbitration Association currently in effect, unless the parties mutually agree otherwise, and in accordance with the following:

          (a) Demand for arbitration shall be filed in writing with the other party to this Lease and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

          (b) Any arbitration arising out of or relating to this Lease shall include, by consolidation, joinder or joint filing, any additional persons or entities not parties to this Lease to the extent reasonably necessary to the final resolution of the matter in controversy.

          (c)  All arbitration proceedings shall be heard and decided by three
     (3) arbitrators, one selected by each party and the third selected by the first two arbitrators who shall experienced in matters similar to the subject of the arbitration. Each party shall be responsible for payment of its own arbitrator's fees and each party shall pay one-half (1/2) of the fee for the third arbitrator.

          (d) Each party shall be responsible for its own costs and expenses incurred in connection with the arbitration including, without limitation, attorney's fees.

          (e) Unless the parties otherwise agree, pre-hearing discovery shall be limited to production of documents and other things, as contemplated by Rule 34(a) of the Federal Rules of Civil Procedure.

          (f) In all arbitration proceedings, the award of the arbitrators shall not be limited to a single dollar amount, but (i) shall indicate the arbitrators' decision respect to the various claims, disputes or other matters in question presented by each party and (ii) shall contain a brief statement of the reasons supporting the arbitrator's decision.

          (g) The award rendered by the arbitrator or arbitrators shall be final and binding upon all parties, judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

          (h) The location for arbitration of any and all claims, controversies or disputes arising out of or relating to this Lease or any breach thereof shall be Cleveland, Ohio.

                                  ARTICLE 32
                                  -----------

                                INTERPRETATION
                                --------------

     30.1. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. The section headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof This Lease may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     30.2. Whenever this Lease provides that one party hereto agrees to perform any act upon the request of and "at no expense" to the other party, or similar words to that effect, such term shall be interpreted to mean that the party performing such act at the request of the other shall not demand or receive from the other party any compensation for performing such act.

     30.3. Time is of the essence as to any and all times and/or time periods provided for in this Lease.

                                  ARTICLE 33
                                  ----------

                               ENTIRE AGREEMENT
                               ----------------

     The Lease contains the entire agreement of the parties. This Agreement shall not be modified except by an instrument in writing subscribed to by all parties.

                                  ARTICLE 34
                                  ----------

                              FURTHER ASSURANCES
                              ------------------

     The parties agree to cooperate with each other and to execute and deliver, without expense to the other, such further documents and assurances as may be necessary to carry out the purposes of this Lease.

                                  ARTICLE 35
                                  ----------

                                    PARTIES
                                    -------

     Except as herein otherwise expressly provided, the covenants, conditions and agreements contained in this Lease shall be binding upon and inure to the benefit of Tenant and Landlord, Landlord's successors and assigns and Tenant's permitted successors and assigns.

                                  ARTICLE 36
                                  ----------

                                 COUNTERPARTS
                                 ------------

     This Lease may be executed in multiple counterparts, all of which shall be deemed to be an original copy thereof.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first hereinabove written.

WITNESSES:                          LANDLORD:

                                    Figgie Properties, Inc.

___________________________         By:_____________________________
___________________________
As to Landlord


                                    TENANT:

                                    Communications Instruments, Inc. dba
                                    Hartman Division of CII Technologies, Inc.


___________________________         By:_____________________________

___________________________         And:____________________________
As to Tenant

The undersigned hereby assumes and agrees to perform each of Landlord's obligations under Article 26 hereof as a co-obligor with Landlord. Notices to the undersigned shall be sent to Landlord's address set forth in Article 25 hereof and the undersigned shall be entitled to the same number of days of notice to which Landlord is entitled in order to require the undersigned to perform any obligations under Article 26.

                                    FIGGIE INTERNATIONAL, INC.


                                    By:____________________________

STATE OF OHIO       )
                    )  SS:
COUNTY OF CUYAHOGA  )

     BEFORE ME, a Notary Public, in and for said County and State, personally appeared the above-named Figgie Properties, Inc., a Delaware corporation, by ________________________ its ________________________ who acknowledged that he did sign the foregoing instrument and that the same is the free act and deed of said corporation, duly authorized by appropriate resolutions adopted by the Board of Directors of said corporation, and his free act and deed personally and as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal on this day of 1996.


                                             _______________________________
                                             Notary Public



This instrument prepared by:

Bernard D. Goodman, Esq.
Attorney at Law
Benesch, Friedlander, Coplan & Aronoff P.L.L.
2300 BP Building
200 Public Square
Cleveland, Ohio 44114-2378
Telephone:     (216) 363-4500

                                 EXHIBIT C

The Approved Title Exceptions shall not prevent the use of the Demised Premises for substantially the same purposes for which the Demised Premises are now being used by Hartman.

                                      -29-